EXHIBIT C
                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                     Lincoln Life Variable Annuity Account N

     Supplement dated December 17, 1999 to the Prospectus dated May 1, 1999

This supplement describes proposed changes to funds offered through the Variable Annuity Account of the Delaware-Lincoln ChoicePlus Contracts (the "Contracts") described in your May 1, 1999 prospectus. Please retain this supplement with your Contract prospectus for future reference.

On or about December 17, 1999, The Lincoln National Life Insurance Company ("Lincoln Life") and Lincoln Life Variable Annuity Account N (the "Separate Account") filed an application with the Securities and Exchange Commission (the "SEC") seeking an order approving the substitution of certain investment portfolios of funds ("New Funds") held by various sub-accounts of the Separate Account for shares of certain other investment portfolios of funds ("Old Funds"). As outlined below, the effect of such substitutions would be to replace the Old Funds with the New Funds as investment options under the Contracts:

"Old Funds"                                    "New Funds"
Colonial U.S. Growth & Income Fund ............AVIS Growth-Income Fund Class 2
Delaware Premium Devon Series..................AVIS Growth-Income Fund Class 2
Delaware Premium International Series......... AVIS International Fund Class 2
Dreyfus Small Cap Portfolio....................Delaware Premium Trend Series
Kemper KVS Government Securities Portfolio.....Lincoln National Bond Fund
Kemper KVS Small Cap Growth Portfolio..........Delaware Premium Trend Series
OCC Global Equity Portfolio....................Templeton Global Growth Fund
                                               Class 2
OCC Managed Portfolio..........................AVIS Growth-Income Fund Class 2

To the extent required by law, approvals of such substitutions will also be obtained from the state insurance regulators in certain jurisdictions. The Old Funds will no longer be available as investment options under Contracts issued on or after February 22, 2000. If approval is granted, the proposed substitutions will occur sometime in August, 2000, at which time the Old Funds will no longer be available investment options to any Contract owners.

The Delaware Premium Trend Series and the Lincoln National Bond Fund are described in their current prospectuses, which you received with your May 1, 1999, Contract prospectus. The AVIS Growth-Income Fund, AVIS International Fund, and Templeton Global Growth Fund are described in their current prospectuses, which will be mailed to you before February 22, 2000. If granted, Lincoln Life would carry out the proposed substitutions as soon as all necessary regulatory approvals have been obtained, and once the systems needed to perform the substitution are in place (anticipated to be sometime in August, 2000), by redeeming the Old Funds' shares and purchasing shares of the New Funds. If carried out, the proposed substitutions would result in the involuntary reinvestment of Contract owner's cash value invested in the Old Funds. There would be no tax consequences resulting from this exchange.

Additional information about the New Funds, their investment policies, risks, fees and expenses and all other aspects of their operations, can be found in their prospectuses, which should be read carefully before investing. THERE IS NO ASSURANCE THAT ANY NEW FUND WILL ACHIEVE ITS STATED OBJECTIVES. Additional copies of the New Funds' prospectuses, as well as their Statements of Additional Information, can be obtained directly from each of the New Funds without charge by calling or writing to the New Fund at the phone number or address noted on the front of its prospectus.

From the date of this supplement until at least thirty (30) days after the proposed substitutions occur, neither Lincoln Life nor the Separate Account will exercise any rights reserved by it under the Contracts to impose restrictions or fees on transfers out of the Old Funds.

If you have any questions about these proposed substitutions, please contact a Customer Service Consultant at 1-888-868-2583.